Subsidiary Preferred Shares	12 Months Ended
Dec. 31, 2025
Subsidiary Preferred Shares [Abstract]
Subsidiary Preferred Shares

17.	Subsidiary Preferred Shares
Preferred shares issued by subsidiaries often contain redemption and conversion features that are assessed under IFRS 9 in conjunction with the host preferred share instrument. This balance represents subsidiary preferred shares issued to third parties.
The subsidiary preferred shares are redeemable upon the occurrence of a contingent event, other than full liquidation of the subsidiaries, that is not considered to be within the control of the subsidiaries. Therefore, these subsidiary preferred shares are classified as liabilities. These liabilities are measured at fair value through profit and loss. The preferred shares are convertible into ordinary shares of the subsidiaries at the option of the holders and are mandatorily convertible into ordinary shares under certain circumstances. Under certain scenarios, the number of ordinary shares receivable on conversion will change and therefore, the number of shares that will be issued is not fixed. As such, the conversion feature is considered to be an embedded derivative that normally would require bifurcation. However, since the subsidiary preferred share liability is measured at fair value through profit and loss, as mentioned above, no bifurcation is required.
The preferred shares are entitled to vote with holders of common shares on an as converted basis.
In April 2024, Seaport closed a Series A-2 preferred share financing with aggregate proceeds of $100,100 of which $68,100 was from outside investors and $32,000 was from the Group. The $68,100 received from the outside investors was recorded as a subsidiary preferred share liability within the Group’s balance sheet. In October 2024, Seaport closed a Series B preferred share financing with aggregate proceeds of $226,000 of which $211,600 was from outside investors and $14,400 was from the Group. As a result of the
Series B preferred share financing, the Group lost control of Seaport, and the Group derecognized the assets, liabilities and non-
controlling interest in respect of Seaport from its Consolidated Financial Statements. See Note 8. Gain/(loss) on Deconsolidation of
Subsidiary. As such, the balance of subsidiary preferred share liability in Seaport was reduced to $0 upon deconsolidation.
The fair value of all subsidiary preferred shares as of December 31, 2025 and December 31, 2024 was $169.
As is customary, in the event of any voluntary or involuntary liquidation, dissolution or winding up of a subsidiary, the holders of outstanding subsidiary preferred shares shall be entitled to be paid out of the assets of the subsidiary available for distribution to shareholders and before any payment shall be made to holders of ordinary shares. A merger, acquisition, sale of voting control or other transaction of a subsidiary in which the shareholders of the subsidiary immediately before the transaction do not own a majority of the outstanding shares of the surviving company shall be deemed to be a liquidation event. Additionally, a sale, lease, transfer or other disposition of all or substantially all of the assets of the subsidiary shall also be deemed a liquidation event.
As of December 31, 2025 and December 31, 2024, the minimum liquidation preference reflecting the amounts that would be payable to the subsidiary preferred holders upon a liquidation event of the subsidiaries, is as follows:

	2025 $	2024 $
Balance as of December 31,
Entrega	2,216	2,216
Follica	6,405	6,405
Total minimum liquidation preference	8,621	8,621
For the years ended December 31, 2025 and 2024, the Group recognized the following changes in the value of subsidiary preferred shares:

	2025 $	2024 $

Balance as of January 1,	169	169
Issuance of Seaport preferred shares – financing cash flow	—	68,100
Increase in value of preferred shares measured at fair value – finance income	—	8,108
Deconsolidation of subsidiary - (Seaport)	—	(76,208)
Balance as of December 31,	169	169